Exhibit 99.1

JP MORGAN 2017 GROWTH THROUGH INNOVATION January 2017

This presentation includes forward-looking statements that involve risks and uncertainties relating to future events and the future performance of Regeneron Pharmaceuticals, Inc. (“Regeneron” or the “Company”), and actual events or results may differ materially from these forward-looking statements. Words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” variations of such words, and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. These statements concern, and these risks and uncertainties include, among others, the nature, timing, and possible success and therapeutic applications of Regeneron's products, product candidates, and research and clinical programs now underway or planned, including without limitation EYLEA®(aflibercept) Injection, Praluent® (alirocumab) Injection, Dupixent® (dupilumab), sarilumab, fasinumab, REGN 2222, Regeneron’s earlier-stage product candidates, Regeneron’s immuno-oncology program, and the use of human genetics in Regeneron’s research process; the extent to which the results from Regeneron’s research programs or preclinical testing may lead to advancement of product candidates to clinical trials or therapeutic applications; unforeseen safety issues resulting from the administration of products and product candidates in patients, including serious complications or side effects in connection with the use of Regeneron’s product candidates in clinical trials; the likelihood and timing of possible regulatory approval and commercial launch of Regeneron's late-stage product candidates and new indications for marketed products, including without limitation EYLEA, Praluent, dupilumab, sarilumab, fasinumab, and REGN 2222; ongoing regulatory obligations and oversight impacting Regeneron’s marketed products (such as EYLEA and Praluent), research and clinical programs, and business, including those relating to patient privacy; determinations by regulatory and administrative governmental authorities which may delay or restrict Regeneron's ability to continue to develop or commercialize Regeneron’s products and product candidates; competing drugs and product candidates that may be superior to Regeneron’s products and product candidates; uncertainty of market acceptance and commercial success of Regeneron’s products and product candidates; the ability of Regeneron to manufacture and manage supply chains for multiple products and product candidates; coverage and reimbursement determinations by third-party payers, including Medicare and Medicaid; unanticipated expenses; the costs of developing, producing, and selling products; the ability of Regeneron to meet any of its sales or other financial projections or guidance and changes to the assumptions underlying those projections or guidance, including without limitation those relating to the Company’s expectations regarding reimbursement by the Company's collaboration partners of Company commercialization-related expenses, non-GAAP unreimbursed R&D, non-GAAP SG&A, effective tax rate, and capital expenditures; the potential for any license or collaboration agreement, including Regeneron's agreements with Sanofi, Bayer, and Teva Pharmaceutical Industries Ltd. (or their respective affiliated companies, as applicable), to be cancelled or terminated without any further product success; and risks associated with third party intellectual property and pending or future litigation relating thereto, including without limitation the patent litigation relating to Praluent, the permanent injunction granted on January 5, 2017 by the United States District Court for the District of Delaware that, if imposed, would prohibit Regeneron and Sanofi from marketing, selling, or manufacturing Praluent in the United States, the outcome of any appeals regarding such injunction, the ultimate outcome of such litigation, and the impact any of the foregoing may have on Regeneron’s business, prospects, operating results, and financial condition. A more complete description of these and other material risks can be found in Regeneron’s filings with the U.S. Securities and Exchange Commission, including its Form 10-K for the fiscal year ended December 31, 2015 and its Form 10-Q for the quarterly period ended September 30, 2016, in each case including in the sections thereof captioned “Item 1A. Risk Factors.” Any forward-looking statements are made based on management’s current beliefs and judgment, and the reader is cautioned not to rely on any forward-looking statements made by Regeneron. Regeneron does not undertake any obligation to update publicly any forward-looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events, or otherwise. This presentation uses non-GAAP unreimbursed R&D and non-GAAP SG&A, which are financial measures that are not calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). These non-GAAP financial measures are computed by excluding certain non-cash and other items from the related GAAP financial measure. The Company believes that the presentation of these non-GAAP measures is useful to investors because they exclude, as applicable: (i) non-cash share-based compensation expense, which fluctuates from period to period based on factors that are not within the Company's control, such as the Company's stock price on the dates share-based grants are issued; (ii) loss on extinguishment of debt, since this non-cash charge is based on factors that are not within the Company's control; and (iii) up-front payments related to license and collaboration agreements. Non-GAAP adjustments also include the income tax effect of reconciling items. Non-GAAP unreimbursed R&D represents non-GAAP R&D expenses reduced by R&D expense reimbursements from the Company's collaboration partners. Regeneron makes such adjustments for items the Company does not view as useful in evaluating its operating performance. Management uses these non-GAAP measures for planning, budgeting, forecasting, assessing historical performance, and making financial and operational decisions, and also provides forecasts to investors on this basis. Additionally, such non-GAAP measures provide investors with an enhanced understanding of the financial performance of the Company's core business operations. However, there are limitations in the use of these and other non-GAAP financial measures as they exclude certain expenses that are recurring in nature. Furthermore, the Company's non-GAAP financial measures may not be comparable with non-GAAP information provided by other companies. Any non-GAAP financial measure presented by Regeneron should be considered supplemental to, and not a substitute for, measures of financial performance prepared in accordance with GAAP. 2 Note regarding FORWARD-LOOKING STATEMENTs and non-gaap financial measures

Doing well by doing good 3 Regeneron is committed to consistently and repeatedly bringing new medicines to patients with serious diseases Deliver innovative pipeline Improve patient lives Price drugs fairly

Regeneron: GROWTH THROUGH INNOVATION 4 2 FDA approved products 2011 4 FDA approved products AMD CRVO BRVO DME Lowering LDL-C 2016 2021+ Dupilumab Atopic Dermatitis (adult and pediatric) Asthma (adult and pediatric) Nasal polyps Eosinophilic esophagitis Food allergy Praluent® Outcomes Sarilumab Fasinumab (OA and CLBP) EYLEA + ANG2 REGN2222 in RSV PD-1: CSCC, BCC CONTINUED INNOVATION Evinacumab in HoFH Activin for FOP CD20xCD3 in CLL/NHL PD-1 1st line NSCLC C5 antibody in PNH IL33 in Asthma/COPD Regeneron Founded 1988

INDUSTRY-LEADING PIPELINE



PHASE 1

REGN2810 (PD-1) *Cancer* ◆
REGN1979 (CD20 X CD3) *Cancer*
REGN 2810 + REGN 1979 (PD-1 + CD20 X CD3) *Cancer*
REGN 3470-3471-3479 *Ebola Virus*
REGN 2477 (*Activin antibody*) FOP
REGN 3500 (IL-33) *Inflammatory disease* ◆
REGN 3767 (LAG3) *Cancer*
REGN1908-1909 (Feld1) *Allergic diseases*

PHASE 2

DUPILUMAB (IL-4R) *eosinophilic esophagitis* ◆
SARILUMAB *non-infectious uveitis* ◆
TREVOGRUMAB (GDF8) *Skeletal muscle disorders*
EVINACUMAB (ANGPTL-3) *Cardiovascular and metabolic*
NESVACUMAB + Aflibercept (ANG2 + EYLEA) *Retinal disease*
REGN2810 (PD-1) *Cutaneous squamous cell carcinoma* ★
◆

PHASE 3

PRALUENT® (alirocumab) ◆ *Hypercholestrolemia*
SARILUMAB (IL-6R) ◆ *Rheumatoid arthritis*
DUPIXENT® (dupilumab, IL-4R) ◆ *Atopic dermatitis, asthma, nasal polyps*
EYLEA *Diabetic retinopathy without diabetic macular edema*
FASINUMAB (NGF) *Pain* ●
REGN2222 (RSV) *Respiratory Syncytial Virus*

◆ Program partnered with Sanofi
★ Program partnered with Bayer ex-U.S.
● Program partnered with Mitsubishi Tanabe (Asia) and Teva.

This slide includes pipeline drug candidates currently undergoing clinical testing in a variety of diseases. The safety and efficacy of these drug candidates have not been evaluated by any regulatory authorities for the disease categories described here.

REGENERON

5

2016: Year in review 6 SIGNIFICANT R&D PROGRESS 16 product candidates in clinical trials across multiple therapeutic areas 8 Phase 3 programs STRONG EYLEA® FRANCHISE U.S. EYLEA net sales year-over-year growth of 24%* EYLEA® Phase 2 combination studies with nesvacumab (ANG-2 antibody) Phase 3 studies in diabetic retinopathy NEW PRODUCT LAUNCH Praluent® global launch ongoing, approved in 45 countries ADVANCING LATE-STAGE PIPELINE Dupilumab Biologics License Application (BLA) in moderate-to-severe atopic dermatitis submitted, FDA Action Date of March 29, 2017 Sarilumab FDA Action Date expected in 1H17, following BLA resubmission STRATEGIC COLLABORATIONS Intellia CRISPR collaboration Fasinumab (Nerve Growth Factor): Teva collaboration Adicet for precision immunotherapy 1 2 3 4 5 *Based on unaudited preliminary sales numbers for 2016

14.5

Two phase 3 trials of dupilumab versus placebo in atopic dermatitis New England Journal of Medicine, 2016 Sep 30 Effect of Subcutaneous Dupilumab on Nasal Polyp Burden in Patients With Chronic Sinusitis and Nasal Polyposis: A Randomized Clinical Trial JAMA, 2016 Feb 2 Inactivating Variants in ANGPTL4 and Risk of Coronary Artery Disease New England Journal of Medicine Science Publication Highlights the Precision Medicine Approach of the Regeneron Genetics Center and Geisinger Health System Science, 2016 Dec 22 Regeneron Genetics Center and Geisinger Study Finds Life-Threatening Genetic Disorder is Substantially Underdiagnosed Science, 2016 Dec 22 Meta-analysis of Complex Diseases at Gene Level with Generalized Functional Linear Models Genetics, 2016 Feb SCIENCE IS THE ENGINE THAT DRIVES US 7

Il-4/il-13: common drivers in many allergic diseases 8 Il-4/IL-13 signaling is central to many allergic diseases IL-4/ IL-13 Atopic Dermatitis Asthma Nasal Polyps Eosinophilic Esophagitis Food Allergy

Il-4/il-13: common drivers in many allergic diseases 9 IL-4 IL-13 IL-13R IL-4R IL-4R subunit IL-4R subunit h Eosinophils h IgE Production h Type 2 Inflammation Tissue Remodeling Type 2 Receptor Type 1 Receptor dupilumab

Dupixent® (dupilumab): opportunities in multiple indications 10 NASAL POLYPOSIS  Phase 3 ongoing EOSINOPHILIC ESOPHAGITIS  Phase 2 ongoing FOOD ALLERGY Expect to initiate in 2H17 Asthma  Phase 3 fully enrolled, expect U.S. submission in 4Q’17 Atopic dermatitis  Phase 3, March 29 FDA Action Date Additional Indications DUPIXENT® DUPIXENT® has been conditionally accepted as tradename by the FDA and EMA

Dupixent®: Significant improvements observed in skin clearing measures in phase 3 solo studies 11 * * * * * * LS mean percent change in EASI from baseline (± SE) Patients (%) Endpoints: IGA = 0 or 1 and > 2 points reduction from baseline at Week 16 EASI-75 (Eczema Area Severity Index) at Week 16. Co-primary endpoint in EU and Japan; key secondary endpoint in other regions LS, least squares Pooled efficacy data from Phase 3 SOLO 1 and SOLO 2 monotherapy studies N= 671 SOLO 1 N= 708 SOLO 2 Dupilumab is currently under clinical development, and its safety and efficacy have not been fully evaluated by any regulatory authority Placebo 300 mg Q2W 300 mg QW *P <0.0001 9.3 13.3 37 47.7 36.8 50.2 0 10 20 30 40 50 60 IGA 0-1 EASI 75

Dupixent®: Significant improvements observed in pruritus in phase 3 solo studies 12 LS mean percent change in peak pruritus NRS from baseline (± SE) Week Pooled efficacy data from Phase 3 SOLO 1 and SOLO 2 studies Adverse events that were noted to have a higher rate with dupilumab treatment across both studies included injection site reactions (10-20 percent dupilumab; 7-8 percent placebo) and conjunctivitis (7-12 percent dupilumab; 2 percent placebo); approximately 26 percent of patients in both studies reported a history of allergic conjunctivitis at study entry. No patient discontinued therapy due to injection site reactions and only one patient discontinued therapy due to conjunctivitis N= 671 SOLO 1 N= 708 SOLO 2 Placebo 300 mg Q2W 300 mg QW *P <0.0001 * *

13 Dupixent®: Significant improvements in skin clearing observed in combination with topical corticosteroids in phase 3 Liberty-AD-chronos study The overall rate of adverse events was comparable between the dupilumab with TCS groups (83 percent for the weekly dose (qw) and 88 percent for the every two weeks (q2w) dosing group) and the placebo with TCS group (84 percent). The rate of serious adverse events was comparable between the dupilumab with TCS groups (3 (qw) and 4 percent (q2w)) and placebo with TCS group (5 percent). Serious and/or severe infections were numerically higher in the placebo with TCS group (1 percent in both dupilumab groups and 2 percent placebo). Adverse events that were noted to have a higher rate with dupilumab included injection site reactions (20 (qw) and 16 percent (q2w) dupilumab; 9 percent placebo) and conjunctivitis (19 (qw) and 13 (q2w) percent dupilumab; 8 percent placebo); 22 percent of patients on placebo, and 23 (qw) and 28 percent (q2w) of patients on dupilumab reported a history of allergic conjunctivitis at study entry N=740 *P <0.0001 Placebo 300 mg Q2W 300 mg QW 12.4 12.5 23.2 21.6 38.7 36.0 68.9 65.2 39.2 40.0 64.0 64.1 0 10 20 30 40 50 60 70 80 IGA 0-1 Week 16 IGA 0-1 Week 52 EASI 75 Week 16 EASI 75 Week 52 * * * * * * * *

Dupixent®: Uncontrolled Moderate-to-Severe Atopic Dermatitis Represents a Significant Unmet Need in Adults 14 Physician Focus Target physicians with experience prescribing biologics (i.e. Psoriasis) Up to 7,000 doctors in the U.S. Patient Focus At launch, focus on patients with the greatest immediate need: ~300,000 adult patients in the U.S.

Dupixent®: strong profile despite challenging access landscape 15 Expect PBMs to restrict access DUPIXENT® has been conditionally accepted as tradename by the FDA and EMA Outcomes data at launch Very symptomatic disease Highly motivated patient population Physicians experienced with biologics First-in-class No approved competitive therapies for moderate-to-severe AD Value-based pricing dupilumab: opportunities in multiple indications 16 NASAL POLYPOSIS  Phase 3 ongoing EOSINOPHILIC ESOPHAGITIS  Phase 2 ongoing FOOD ALLERGY Expect to initiate in 2H17 Asthma  Phase 3 fully enrolled, expect U.S. submission in 4Q17 Atopic dermatitis  Phase 3, March 29 FDA Action Date Additional Indications Dupilumab

Arrows represent percent change compared to placebo;***P < 0.001 vs placebo. The most common adverse event was injection site reaction, which was more frequent in the dupilumab dose groups (13 to 25 percent) compared to placebo (12 percent). Dupilumab efficacy and safety in adults with uncontrolled persistent asthma despite use of medium-to-high-dose inhaled corticosteroids plus a long-acting 2 agonist: a randomised double-blind placebo-controlled pivotal phase 2b dose-ranging trial. Lancet. 2016 Jul 2;388(10039):31-44. doi: 10.1016/S0140-6736(16)30307-5. Dupilumab ASTHMA phase 2b: significant benefits IN ALL PATIENTs with UNCONTROLLED PERSISTENT ASTHMA 17 Completed Phase 2b study will be considered pivotal by FDA N=776 Placebo 200mg Q2W 300mg Q2W *** *** Phase 2b MEAN IMPROVEMENT IN FEV1 (mL and % Change from Baseline) 12% Week Placebo 200mg Q2W 300mg Q2W N=776 LS Mean % Change (+/- SE) Phase 2b REDUCTION IN EXACERBATIONS in Overall Population -70.5% -70% *** *** 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 0% 5% 10% 15% 20% 0 2 4 8 12

Dupilumab: Phase 3 in Asthma fully enrolled 18 Primary endpoints: Absolute change from baseline in pre-bronchodilator forced expiratory volume in one second (FEV1) at 12 weeks and annualized rate of severe exacerbation events at 52 weeks Dupilumab 300 mg Q2W Placebo N=1,858 Dupilumab 200 mg Q2W Primary endpoints at 12 and 52 weeks LIBERTY Asthma QUEST Study Design Expect topline results and U.S. regulatory submission in 4Q17

Dupilumab: opportunities in multiple indications 19 Additional Indications PEDIATRIC INDICATIONS  Breakthrough Designation in Atopic Dermatitis Phase 3 studies in adolescents (12-17 years and 6-11 years) & Asthma Phase 3 (6-11 years) expected to begin in 1Q17 EOSINOPHILIC ESOPHAGITIS  Phase 2 data expected in 2H17 NASAL POLYPS  Phase 3 enrolling patients FOOD ALLERGY  Phase 2 expected to start in 2017

SARILUMAB: Il-6R antibody for rheumatoid arthritis 20 Launch preparation activities ongoing Based on review of responses to the FDA 483 as well as proposed corrective actions, the FDA has reclassified the Le Trait “fill and finish” facility as “acceptable” Expect an FDA pre-approval inspection of Le Trait and re-submission of sarilumab BLA in 1Q17. Anticipate two-month review cycle, with Action Date in 2Q17

Fasinumab: major opportunity exists for a novel class of non-opioid pain therapies 21 Pain remains one of medicines largest unmet needs An estimated 116 million Americans suffer from chronic pain Drugs with new mechanisms of action are desperately needed NSAIDs are associated with serious CV and GI side effects, which can be troublesome, particularly in elderly patients Opioids have limited efficacy in osteoarthritis (OA) pain and are associated with serious issues with chronic tolerability and abuse potential Large Phase 3 studies in osteoarthritis and chronic lower back pain currently underway Fasinumab is being developed in collaboration with Mitsubishi Tanabe (Asia) and Teva.

REGN2222: PHASE 3 IN RESPIRATORY SYNCYTIAL VIRUS (RSV)

RSV Healthcare Burden

20 percent of infants <six months old require medical attention for RSV[1] annually

2.1 million children less than five years old require medical attention for RSV[1] every year

9 times more deaths than influenza in infants[2] on an annual basis

RSV Prophylaxis Landscape

One approved drug: Synagis® (palivizumab)

American Academy of Pediatrics guidelines recommend **use in gestational age of <29 weeks** or with pre-existing conditions[3]

3-5 monthly injections

Potential RSV Market

>80 percent of premature infants are born between 29 and 35 weeks[4]

Majority of U.S. RSV costs[1] are from full-term infants

Elderly/Adults

Palivizumab is marketed as Synagis®

(1) *Hall et al N Engl J Med 2009;360:588-98*
(2) *Thompson et al JAMA 2003;289:179*
(3) *American Academy of Pediatrics - Committee on Infection Diseases and Bronchiolitis Guidelines Committee. Updated guidance for palivizumab prophylaxis among infants and young children at increased risk of hospitalization for respiratory syncytial virus infection. Pediatrics. 2014;134(2):415-420.*
(4) *Hamilton, B.E., et. al. "Births: Final Data for 2014." National Vital Statistics Reports Vol. 64; No. 12.*

REGENERON 22

REGN2222: Nursery-pre-term phase 3 study design 23 KEY PHASE 3 PROGRAM DESIGN HIGHLIGHTS: Primary Endpoint: Medically attended RSV infection with either hospitalization or outpatient lower respiratory tract infection) Patient Population: Infants born at a gestational age of 35 weeks or less and are younger than 6 months in chronological age that are not eligible for palivizumab Dosing: REGN2222 has the potential to be dosed once or twice an RSV season Top-line data expected 2H17 Fast-Track designation in U.S NURSERY-Pre-term Study Design REGN2222 (1 dose/season) Placebo N=1,515 REGN2222 (2 doses/season) Primary Endpoint: Proportion of patients with a medically attended RSV infection* Palivizumab marketed as Synagis® *Hospitalization or outpatient lower respiratory tract infection during 150 days after the first dose of study drug

EYLEA is the market-leading product among FDA-approved anti-VEGF agents for its approved indications Eylea® (aflibercept) Injection : leadership in the retinal franchise 24 Full-year 2016 U.S. EYLEA net sales of $3.32 billion* 4Q16 U.S. EYLEA net sales of $858 MM* Global sales exceeded $5Bn* in 2016 Additional Studies Ongoing: Phase 2 study of EYLEA + Nesvacumab (ANG2 mAb) ongoing in DME (fully enrolled) and AMD PANORAMA: Ongoing Phase 3 study in Diabetic Retinopathy (DR) PROTOCOL-W: Ongoing Diabetic Retinopathy Clinical Research Network (DRCR.Net) -conducted study in DR *Unaudited, preliminary numbers **Ex-U.S. EYLEA commercialized by Bayer 2012 2013 2014 2015 APPROVED IN WET AMD APPROVED IN CRVO APPROVED IN DME, BRVO APPROVED IN DR IN DME 2016 0 500 1000 1500 2000 2500 3000 3500

Praluent®: litigation update 25 Sanofi and Regeneron will appeal the District Court’s rulings in the Federal Circuit Court of Appeals, including requesting a stay of the injunction during the pendency of the appeal Will vigorously defend our case through the appeal process as we believe that Amgen’s asserted patent claims are invalid and the facts and controlling law support our position Praluent® continues to be available to patients

Praluent®: launch progressing globally 26 PRALUENT® (alirocumab) Injection is the first FDA-approved PCSK9 inhibitor Approved for use along with diet and maximally tolerated statin therapy in adults with heterozygous familial hypercholesterolemia (an inherited condition that causes high levels of LDL) or atherosclerotic heart problems, who need additional lowering of LDL cholesterol The effect of Praluent® on cardiovascular morbidity and mortality has not been determined 2016 global first 9 months net sales of $75 million Praluent® launched in Japan in September and available in 45 markets worldwide 18,000 patient ODYSSEY OUTCOMES study remains ongoing, with data expected in 2H17

Multiple approaches to advance THE PROMISE OF Immuno-Oncology: new i/o targets 27 PD-1 antibody a foundation for combination therapies Potentially pivotal monotherapy study in cutaneous squamous cell carcinoma ongoing Phase 2 PD-1 study in non-small cell lung cancer to be initiated in 1H17 Potentially pivotal study of PD-1 in basal cell carcinoma to be initiated in 1H17 LAG-3 antibody (monotherapy and in combination with PD-1) in clinical development I/O TARGETS BISPECIFIC PLATFORM CD20 x CD3 bispecific data presented at ASH Clinical activity demonstrated at very dose levels relative to rituximab in a heavily pretreated/refractory patient population. Dose escalation/optimization continuing Combo study of CD20 x CD3 + PD-1 in NHL enrolling patients ASH American Society of Hematology

Expanding Rare and infectious disease drug portfolio 28 * ^ Fibroplasia Ossificans Progressiva (FOP) Activin A# Other: MERS, Ebola#, Zika TTR* Juvenile X-Linked Retinoschesis^ Homozygous Familial Hypercholesterolemia (HoFH) & potentially other dyslipidemias ANGPTL3# Paroxysmal Nocturnal Hemoglobinuria (PNH) C5 Complement Inhibitor A GROWING PORTFOLIO TARGETING RARE/ INFECTIOUS DISEASES # In clinical development

29 Regeneron genetics center: Application of Human Genetics to Accelerate Novel Target Identification and Clinical Development Indication Discovery Identify new indications for drug targets and programs De-risking Confirm lack of “on-target adverse side effects” in drug target loss-of-function carriers Target Discovery Identify new drug targets and pathways Biomarker Develop pharmacogenetic markers to predict drug response 30+ academic collaborations 150,000 exomes sequenced to date Leverage VelociSuite for rapid clinical development

2017 FINANCIAL GUIDANCE1,2 30 $950MM - $1,025MM Non-GAAP Unreimbursed R&D: $1,175MM - $1,250MM Non-GAAP SG&A: This includes REGN incurred commercial-related expenses for Sanofi collaboration antibodies $400MM - $450MM Sanofi Reimbursement of Regeneron Commercialization-Related Expenses 32% - 38% Effective Tax Rate The 2017 guidance, provided on January 9th, 2017, does not assume the completion of any significant business development transactions not completed as of January 9th, 2017. Guidance does not factor financial impact from any ongoing Praluent litigation $375MM - $450MM Capital Expenditures The 2017 guidance, provided on January 9th, 2017, does not assume the completion of any significant business development transactions not completed as of January 9th, 2017. The 2017 guidance, provided on January 9th, 2017, assumes that Praluent® will remain on the market throughout 2017